Exhibit 32

CERTIFICATION

I, Steven W. King, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, that the Quarterly Report of Peregrine Pharmaceuticals, Inc. on Form 10-Q for the quarter ended July 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Peregrine Pharmaceuticals, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Peregrine Pharmaceuticals, Inc.

By:	/s/ Steven W. King
Name:	Steven W. King
Title:	President and Chief Executive Officer
Date:	September 11, 2017

I, Paul J. Lytle, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, that the Quarterly Report of Peregrine Pharmaceuticals, Inc. on Form 10-Q for the quarter ended July 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Peregrine Pharmaceuticals, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Peregrine Pharmaceuticals, Inc.

By:	/s/ Paul J. Lytle
Name:	Paul J. Lytle
Title:	Chief Financial Officer
Date:	September 11, 2017

A signed original of this written statement required by Section 906 has been provided to Peregrine Pharmaceuticals, Inc. and will be retained by Peregrine Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is being furnished pursuant to Rule 15(d) and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. This Certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent it is specifically incorporated by reference.